                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a party other than the Registrant Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           MFS Municipal Income Trust
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
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    (2) Aggregate number of securities to which transaction applies:
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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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    (4) Proposed maximum aggregate value of transaction:
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    (5) Total Fee Paid:
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    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
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    (2) Form, Schedule or Registration Statement No.:
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    (3) Filing Party:
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    (4) Date Filed:
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
[MFS Logo]
                                                          Very Urgent Reminder
                                                       Regarding Your Investment

                          MFS(R) MUNICIPAL INCOME TRUST
                   500 Boylston Street, Boston, MA 02116-3741
--------------------------------------------------------------------------------

Dear Shareholder:

At the Annual Meeting of Shareholders held on Thursday, September 14, 2000, consideration of the proposed amendments to the Declaration of Trust was adjourned to October 5, 2000 in order to give you more time to vote your shares. Currently, we have not received your vote on this matter.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have unanimously recommended, subject to your approval, that certain amendments to the Trust's Declaration of Trust be made. These amendments would permit the Trust to issue one or more series of preferred shares. If you approve these amendments, the Trust intends to issue up to $140 million of floating rate preferred shares. The issuance of these preferred shares would be expected to increase the income paid by the Trust to you. Please see the proxy statement for a full description of these preferred shares.

            YOUR VOTE MATTERS...PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established four easy methods by which to register your vote:

         1. BY PHONE:       Please call Shareholder Communications Corporation
                            toll free at 1-877-504-5022. Representatives are available to answer any questions and take your vote
                            Monday through Friday between the hours of 9:00 a.m.
                            and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2. BY INTERNET:    Visit www.proxyvote.com, and enter the control
                            number located on your proxy card.

         3. BY TOUCH-TONE:  Call the toll-free number printed on your proxy ballot. Enter the control number located on your proxy card and follow the recorded instructions.

         4. BY MAIL:        Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

In order for this proposal to be approved, two-thirds of the outstanding shares of the Trust must vote in favor, making it critical for all shareholders to participate.

Thank you for your time.

                                                                           NOBO

[MFS Logo]
                                                          Very Urgent Reminder
                                                       Regarding Your Investment

                          MFS(R) MUNICIPAL INCOME TRUST
                   500 Boylston Street, Boston, MA 02116-3741
--------------------------------------------------------------------------------

Dear Shareholder:

At the Annual Meeting of Shareholders held on Thursday, September 14, 2000, consideration of the proposed amendments to the Declaration of Trust was adjourned to October 5, 2000 in order to give you more time to vote your shares. Currently, we have not received your vote on this matter.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have unanimously recommended, subject to your approval, that certain amendments to the Trust's Declaration of Trust be made. These amendments would permit the Trust to issue one or more series of preferred shares. If you approve these amendments, the Trust intends to issue up to $140 million of floating rate preferred shares. The issuance of these preferred shares would be expected to increase the income paid by the Trust to you. Please see the proxy statement for a full description of these preferred shares.

            YOUR VOTE MATTERS...PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established four easy methods by which to register your vote:

         1. BY PHONE:       Please call Shareholder Communications Corporation
                            toll free at 1-877-504-5022. Representatives are available to answer any questions and take your vote
                            Monday through Friday between the hours of 9:00 a.m.
                            and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2. BY INTERNET:    Visit www.eproxyvote.com/mfm, and enter the control
                            number located on your proxy card.

         3. BY TOUCH-TONE:  Call toll-free 1-877-PRX-VOTE (1-877-779-8683).
                            Enter the control number located on your proxy card and follow the recorded instructions.

         4. BY MAIL:        Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

In order for this proposal to be approved, two-thirds of the outstanding shares of the Trust must vote in favor, making it critical for all shareholders to participate.

Thank you for your time.

                                                                            REG

[MFS Logo]

                                                          Very Urgent Reminder
                                                       Regarding Your Investment

                          MFS(R) MUNICIPAL INCOME TRUST
                   500 Boylston Street, Boston, MA 02116-3741
--------------------------------------------------------------------------------

Dear Shareholder:

At the Annual Meeting of Shareholders held on Thursday, September 14, 2000, consideration of the proposed amendments to the Declaration of Trust was adjourned to October 5, 2000 in order to give you more time to vote your shares. Currently, we have not received your vote on this matter.

PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST
The Trustees of the Trust have unanimously recommended, subject to your approval, that certain amendments to the Trust's Declaration of Trust be made. These amendments would permit the Trust to issue one or more series of preferred shares. If you approve these amendments, the Trust intends to issue up to $140 million of floating rate preferred shares. The issuance of these preferred shares would be expected to increase the income paid by the Trust to you. Please see the proxy statement for a full description of these preferred shares.

            YOUR VOTE MATTERS...PLEASE TAKE THE TIME AND VOTE TODAY!

For your convenience, we have established three easy methods by which to register your vote:

         1. BY INTERNET:    Visit www.proxyvote.com, and enter the control
                            number located on your proxy card.

         2. BY TOUCH-TONE:  Call the toll-free number printed on your proxy ballot. Enter the control number located on your proxy card and follow the recorded instructions.

         3. BY MAIL:        Execute your proxy and return it in the enclosed
                            postage paid envelope immediately.

In order for this proposal to be approved, two-thirds of the outstanding shares of the Trust must vote in favor, making it critical for all shareholders to participate.

If you have any questions, please call Shareholder Communications Corporation toll-free at 1-877-504-5022 any business day between 9 a.m. and 11 p.m. Eastern time.


Thank you for your time.

                                                                            OBO